UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2006

NYMT SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2006, providing for, inter alia, the issuance of New York Mortgage Trust 2006-1 Mortgage-Backed Pass-Through Certificates)

NYMT Securities Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-127912	84-1689414
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events

The Registrant registered issuances of its New York Mortgage Trust 2006-1 Mortgage-Backed Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127912) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $274,629,000 aggregate principal amount of Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class B-1, Class B-2, Class B-3, and Class A-R Certificates (collectively, the “Publicly Offered Certificates”) on March 30, 2006. This Current Report on Form 8-K contains copies of the operative agreements executed in connection with the issuance of the Publicly Offered Certificates, forms of which were filed as exhibits to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Registrant, The New York Mortgage Company, LLC (the “Seller”), NYMT Servicing Corporation (“NYMT Servicing”), Cenlar FSB (the “Subservicer”), U.S. Bank National Association (the “Trustee”), and Wells Fargo Bank, National Association (“Wells Fargo”), as securities administrator (in such capacity, the “Securities Administrator”) and as master servicer (in such capacity, the “Master Servicer”). The Pooling and Servicing Agreement is attached as Exhibit 4.1 hereto.

The Publicly Offered Certificates evidence the entire interest in a pool of adjustable-rate, first-lien residential mortgage loans and related mortgages and certain other assets, conveyed to the New York Mortgage Trust 2006-1 (the “Issuing Entity”) by the Registrant. The Registrant acquired the Mortgage Loans from the Seller pursuant to a mortgage loan purchase agreement, dated as of March 1, 2006 (the “Mortgage Loan Purchase Agreement”), by and between the Seller and the Registrant. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Publicly Offered Certificates were sold pursuant to the underwriting agreement, dated March 21, 2006, by and among the Registrant and J.P. Morgan Securities Inc., as the underwriter (the “Underwriter”) and the related pricing supplement, dated March 23, 2006, by and between the Registrant and the Underwriter (such underwriting agreement and pricing supplement, collectively, the “Underwriting Agreement”). The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
1.1	Underwriting agreement, dated March 21, 2006, by and between the Registrant and J.P. Morgan Securities Inc., and the related pricing supplement, dated March 23, 2006, by and between the Registrant and J.P. Morgan Securities Inc.

4.1	Pooling and Servicing Agreement dated as of March 1, 2006, by and among the Registrant, The New York Mortgage Company, LLC, as seller, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as securities administrator, U.S. Bank National Association, as trustee, NYMT Servicing Corporation, as servicer and Cenlar FSB, as subservicer

99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, by and between the Seller and the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMT SECURITIES CORPORATION (Registrant)

By:	/s/ Steven R. Mumma
Name:	Steven R. Mumma
Title:	Chief Operating Officer

Dated: April 13, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	1.1	Underwriting agreement, dated March 21, 2006, by and between the Registrant and J.P. Morgan Securities Inc., and the related pricing supplement, dated March 23, 2006, by and among the Registrant and J.P. Morgan Securities Inc.

2	4.1	Pooling and Servicing Agreement dated as of March 1, 2006, by and among the Registrant, The New York Mortgage Company, LLC, as seller, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as securities administrator, U.S. Bank National Association, as trustee, NYMT Servicing Corporation, as servicer and Cenlar FSB, as subservicer

3	99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, by and between the Seller and the Registrant.